Segment Reporting	6 Months Ended
Mar. 31, 2022
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 19 – SEGMENT REPORTING

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments. The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different products. Based on management’s assessment, the Company has determined that it has only one operating segment as defined by ASC 280.

Due to the nature of the Company’s products, it is impractical to disclose revenues generated from each product or each group of similar products. Also, as the Company’s long-lived assets are primarily located in the PRC, no geographical segments are presented.

The following table presents revenues by geographic areas for the six months ended March 31, 2022 and 2021, respectively.

	March 31, 2022		March 31, 2021
Top 5 International Markets:	Sales Amount (In USD)	As % of Sales	Sales Amount (In USD)	As % of Sales
China	$31,947,602	86.84%	$22,613,652	75.66%
US	2,724,103	7.41%	2,871,684	9.61%
Marshall Islands	719,831	1.96%	-	-
Australia	696,049	1.89%	338,447	1.13%
Taiwan	322,948	0.88%	345,189	1.15%
Other foreign countries	376,808	1.02%	3,718,271	12.44%